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                                                                    Exhibit (23)








Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the company's previously filed Form S-8 Registration Statements, File Nos. 33-47946, 333-02977, 333-16697, 333-59255 and 333-49620.





ARTHUR ANDERSEN LLP




Kansas City, Missouri,
March 14, 2002